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                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2002

                            BioMarin Pharmaceutical Inc.
               (Exact name of registrant as specified in its charter)


          Delaware                       000-26727               68-0397820
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California             94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                  Not Applicable
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             (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On July 29, 2002, BioMarin Pharmaceutical Inc. (the "Registrant"), together with its joint venture partner Genzyme General, announced the filing of the final portion of a "Rolling" Biologics License Application with the U.S. Food and Drug Administration. The Registrant's press release issued on July 29, 2002 is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated July 29, 2002.






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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BioMarin Pharmaceutical Inc.,
                             a Delaware corporation


Date: July 29, 2002                 By: /s/ Fredric D. Price
                                         --------------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                                EXHIBIT INDEX

Exhibit No.                Description
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Exhibit 99.1               Press Release of the Registrant dated July 29, 2002.

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